UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 17, 2023

LuxUrban Hotels Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-41473	82-3334945
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2125 Biscayne Blvd, Suite 253, Miami, Florida	33137
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (833) 723-7368

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	LUXH	The Nasdaq Stock Market LLC
13.00% Series A Cumulative Redeemable Preferred Stock, $0.00001 par value per share	LUXHP	The Nasdaq Stock Market LLC

Item 1.01	Entry into a Material Definitive Agreement.

On November 17, 2023, LuxUrban Hotels Inc. (the “Company” or “we” and related pronouns), entered into a non-dilutive financing agreement with THA Holdings LLC, an entity controlled and operated by the Company’s Chairman, Co-Chief Executive Officer (“Co-CEO”) and largest stockholder, Brian Ferdinand (the “Lender”), pursuant to which the Company agreed to issue to the Lender an unsecured, advancing term promissory note (the “Note”). Under the Note, the Company is able to borrow, and the Lender has committed to lend, up to an aggregate principal amount of $10,000,000 (the “Initial Principal Amount”) to be funded in increments of $1,000,000 upon the Company’s request by the sale, from time to time, of shares of the Company’s common stock, par value $0.00001 per share (the “Common Stock”), owned by the Lender (the “Sales”). The Sales will be consummated either in compliance with Rule 144 promulgated under the Securities Act of 1933, as amended (the “Securities Act”), and the volume limitations thereto or under another available exemption from the registration requirements of the Securities Act. All the proceeds of the Sales, less tax liabilities, are expected to be used to fund the Note.

The interest on the Note will be compounded annually on any amounts borrowed at a rate of 1% per annum. Any amounts borrowed and interest accrued under the Note is repayable at maturity on November 16, 2026. The Company may prepay the outstanding principal and accrued interest on the Note at its option, upon approval of the Board of Directors. There is no penalty for prepayment of the Note. The Note also provides for certain customary events of default. The Company may terminate the commitment under the Note at any time.

The Company has agreed to issue the Note to the Lender, an accredited investor, in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act. The Company will rely on this exemption from registration based in part on representations made by the Lender. The Company intends to use the net proceeds from the issuance of the Note for growth capital to lease additional accommodation units and to accelerate the Company’s ability to build density in existing markets. Neither this Current Report on Form 8-K (this “Report”) nor any exhibit attached hereto shall constitute an offer to sell or the solicitation of an offer to buy the Note, the Common Stock or any other securities of the Company.

The foregoing summary of the Note does not purport to be complete and is qualified in its entirety by reference to the Note attached as Exhibit 4.1 hereto and incorporated herein by reference.

This Report contains forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995 (set forth in Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended). The statements contained in this Report that are not purely historical are forward-looking statements. Forward-looking statements include, but are not limited to, statements regarding expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. Generally, the words “anticipates,” “believes,” “continues,” “could,” “estimates,” “expects,” “intends,” “may,” “might,” “plans,” “possible,” “potential,” “predicts,” “projects,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this Report may include, for example, statements with respect to contemplated sales of the Common Stock owned by the Company’s Chairman and Co-CEO to fund the Note, expected closing of noted lease transactions, the Company’s ability to continue closing on additional leases for properties in the Company’s pipeline, as well the Company’s anticipated ability to commercialize efficiently and profitably the properties it leases and will lease in the future. The forward-looking statements contained in this Report are based on current expectations and beliefs concerning future developments and their potential effect on the Company. There can be no assurance that future developments will be those that have been anticipated. These forward-looking statements are subject to a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results of performance to be materially different from those expressed or implied by these forward-looking statements, including those set forth under the caption “Risk Factors” in our public filings with the Securities and Exchange Commission (the “SEC”), including in Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2022, and any updates to those factors as set forth in subsequent Quarterly Reports on Form 10-Q or other public filings with the SEC. The forward-looking information and forward-looking statements contained in this Report are made as of the date of this Report, and the Company does not undertake to update any forward-looking information and/or forward-looking statements that are contained or referenced herein, except in accordance with applicable securities laws.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Report, to the extent required by this Item 2.03, is incorporated herein by reference.

Item 8.01 Other Events.

The Company issued a press release on November 17, 2023 announcing the above-described transaction. A copy of the press release is attached hereto as Exhibit 99.1. The information contained in this Item 8.01 and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and shall not be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Exchange Act or the Securities Act whether made before or after the date hereof and irrespective of any general incorporation language in such filings.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit Number	Description
4.1	Promissory Note, dated as of November 17, 2023, by and between LuxUrban Hotels Inc. and THA Holdings LLC.
99.1	Press release, dated November 17, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 17, 2023	LUXURBAN HOTELS INC.

	By:	/s/ Shanoop Kothari
		Name:	Shanoop Kothari
		Title:	President, Co-Chief Executive Officer, Chief Financial Officer and Secretary

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